O 158 P-1
                       SUPPLEMENT DATED OCTOBER 26, 1999
                             TO THE PROSPECTUS OF
                        FRANKLIN RISING DIVIDENDS FUND
                            DATED FEBRUARY 1, 1999

On October 26, 1999, shareholders approved a revision to the criteria for the selection of portfolio companies related to the issuer's treatment of debt on its balance sheet.

The fourth category on page 2 of the prospectus describing companies that have consistently paid rising dividends is amended to read as follows:

o strong balance sheets, with long-term debt that is no more than 50% of total capitalization or senior debt that has been rated investment grade by at least one of the major bond rating agencies (except for utility companies)

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                               future reference.



o 158 SAI-1

                       SUPPLEMENT DATED OCTOBER 26, 1999
                 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

                            FRANKLIN MANAGED TRUST
                            dated February 1, 1999

I. On July 26, 1999, shareholders of the Franklin Investment Grade Income Fund approved a proposal to merge the Franklin Investment Grade Income Fund into the Franklin Strategic Income Fund. The merger of the Franklin Investment Grade Income Fund was completed on August 12, 1999. All references to the Franklin Investment Grade Income Fund in the SAI are deleted.

II. On October 26, 1999, shareholders of the Franklin Rising Dividends Fund approved a revision to investment restriction number 1.

Investment restriction number 1 on page 7 of the SAI is amended to read as follows:

 1. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the fund's total assets would be invested in such issuer or
 (b) more than 10% of the outstanding voting securities of such issuer would be owned by the fund, except that up to 25% of the value of the fund's total assets may be invested without regard to such 5% and 10% limitations.

III. The following category is added to the section "CDSC waivers" found under "Buying and Selling Shares - Contingent deferred sales charge (CDSC)":

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase



               Please keep this supplement for future reference.